UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2005


                          DUNGANNON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-50673                  33-0901631
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


       805-510 West Hastings Street, Vancouver, British Columbia, V6B 1LB
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (604) 689-1818


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 14, 2005, Dungannon International, Inc. (the "Company") determined to dismiss its independent auditors, Beckstead and Watts, LLP ("Beckstead"), and to engage Armando C. Ibarra, CPA, A Professional Corporation ("Ibarra") as its new independent auditors. The change in auditors became effective immediately. This decision to change accountants was approved by the board of directors of the Company.

During the most recent fiscal year ended July 31, 2004 and 2003, and through the date of Beckstead's dismissal on March 14, 2005, there were no disagreements between the Company and Beckstead on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Beckstead's satisfaction, would have caused Beckstead to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304 (a)(1)(iv) of Regulation S-B occurred within the two most recent years of the Company ended July 31, 2004 and 2003. The audit reports of Beckstead on the financial statements of the company as of and for the years ended July 31, 2004 and 2003 did not contain any adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports prepared by Beckstead and Watts for the fiscal period ending July 31, 2004 and 2003 contained a paragraph with respect to the Company's ability to continue as a going concern.

During the two most recent years of the Company ended July 31, 2004 and 2003, and through the date of the engagement of Ibarra on March 14, 2005, the Company did not consult with Ibarra regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-B of the Commission.

ITEM 9.01  FINANCIAL STATEMENTS, PRO-FORMA FINANCIALS INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No. 16       Letter of Beckstead and Watts, LLP, to the Securities and
                     Exchange Commission


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DUNGANNON INTERNATIONAL, INC.

                                    By: /s/ Gary Ciccozzi
                                       ---------------------------
                                    Name:  Gary Ciccozzi
                                    Title: President

Dated: March 24, 2005